Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

11/01/2000

WEITZ PARTNERS, INC.

Partners Value Fund

SEMI-ANNUAL

REPORT
September 30, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

Historical Performance Information
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II-Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 2000, calculated in accordance with SEC standardized formulas.

Period Ended		Partners II	S&P 500	Period Ended		Partners Value	S&P 500

12/31/83	†	9.9%	4.2%	12/31/94		-9.0%	1.3%
12/31/84		14.5	6.3	12/31/95		38.7	37.5
12/31/85		40.7	31.7	12/31/96		19.2	22.9
12/31/86		11.1	18.7	12/31/97		40.6	33.4
12/31/87		4.3	5.3	12/31/98		29.1	28.6
12/31/88		14.9	16.5	12/31/99		22.1	21.0
12/31/89		20.3	31.6	09/30/00	††	10.2	-1.4
12/31/90		-6.3	-3.1
12/31/91		28.1	30.2	Cumulative		1,667.5	1,362.6
12/31/92		15.1	7.6
12/31/93		23.0	10.1	Average Annual		18.0	16.7
				Compound Growth (Since inception June 1, 1983)

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 2000, was 16.8%, 24.7%, and 21.4%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/00 through 9/30/00

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
September 30, 2000 – Semi-Annual Report

October 12, 2000

Dear Fellow Shareholder:

        The 3rd quarter of 2000 was a good one for the Partners Value Fund in both relative and absolute terms. Our total return (income plus appreciation, after deducting expenses) was a gain of +10.2%. This compares to losses of - 1.0% for the S&P 500 Index of large company stocks and +1.1% for the Russell 2000 Index of smaller company stocks. This brings our gain for the first 9 months of 2000 to +10.2% vs. -1.4% for the S&P and +4.2% for the Russell 2000. The table below shows the performance of the fund, the S&P 500, the Russell 2000, and our peer group of funds (according to Lipper Analytical Services) for various intervals over the past 10 years. (Performance numbers are after deducting fees and expenses from the fund and assume reinvestment of dividends.)

	1 Year	3 Years	5 Years	10 Years

Partners Value Fund	16.8%	23.4%	24.7%	21.4%
S&P 500 Index	13.3	16.4	21.7	19.4
Russell 2000 Index	23.4	6.0	12.4	16.9
Average Growth and Income Fund	13.9	10.8	16.9	16.5

Market Commentary and Portfolio Review

        In many ways the 3rd quarter of 2000 was a continuation of the 2nd quarter: declines in cable and telecom, severe punishment for companies whose short-term earnings did not live up to Wall Street’s expectations, and a rebound in financial services and real estate.

        Technology and telecommunications stocks had something of an “emperor’s new clothes” moment in mid-March. This was almost literally true for some of the new “dot-com” companies that had no clear path to profitability but a high “burn rate” of their initial capital. Venture capitalists withdrew promises of additional funding and Wall Street’s Initial Public Offering (IPO) window slammed shut. Some of these companies have already failed, and many others have seen the prices of their stocks fall by 50–95%.

        Funding for telecommunications “infrastructure” plays and new competitive telecom services providers has also become scarcer. Equity and “high yield” (junk) bond financing has been unavailable to most issuers, and capital spending plans are being reassessed. This is potentially devastating for ambitious startups that need billions of dollars to complete their “build it and they will come” projects.

        Then there are some terrific companies, such as Cisco, that are doing very well, but whose stock prices were pushed up to such heights that some correction was inevitable. These stocks are widely held by mutual funds and other institutional investors, and their softness has shaken the confidence of many investors.

        We had no trouble avoiding the dot-coms, and could not make ourselves pay the asking prices of the Cisco’s. However, our performance has been hurt by the generalized weakness in established telecom stocks (e.g. Telephone and Data Systems and Citizens Communications) and sponsors of ambitious startups (e.g. Adelphia Cable is the parent of Adelphia Business Solutions, a new competitive local exchange carrier, or CLEC). We believe that these companies are sound and that their investments in new ventures do not threaten the well-being of the parents, but the stocks are depressed and may stay that way until the telecom glass is (at least) half full again.

        The second factor affecting 3rd quarter results is the impact of “momentum investors” (an oxymoron, in my opinion) on several of our stocks. At least twenty years ago, certain growth stock investors began to study changes in the rate of change of companies’ revenues and profits. The idea was that if the growth rate was accelerating (or decelerating), the investor could get an early warning of a new growth spurt (or trouble ahead). This was a sensible idea for identifying stocks for further study, but in typical Wall St. fashion, it has been carried to an extreme. Today, a whole branch of the investment world buys and sells stocks on the basis of changes in earnings estimates by Wall St. analysts—not whether the stock is expensive or cheap based on its earnings or any other criteria.

        We own several companies in stable, growing industries, that have suffered some very mild, temporary earnings disappointments, but whose stocks have been trashed as if they were failed technology companies. Valassis Communications (VCI) sells coupon advertising in local newspapers. It enjoys a cozy duopoly with News Corp., earns very high returns on invested capital, and has grown for years at 12–15% per year. Last year its growth rate jumped (temporarily) to about 20%, and when the company warned that the growth rate would fall back to only 12–15%, investors panicked. The shares, which had sold at $45 a year ago, fell to under $21 and finished the quarter at $22. With earnings per share estimated at $2.25 for this year and $2.50 next, and recognizing that almost all of reported earnings represent free cash flow, we believe the stock is significantly undervalued.

        Similarly, Six Flags (cold, wet summer), Mail-Well (soft product prices and interest costs), and Insurance Auto Auctions (startup costs and execution lapses) delivered slightly disappointing results and their stocks have fallen 50–70% from their highs. In each case, we think investors have over-reacted and that the stocks are selling at large discounts from their business values.

        Finally, in the good news column, “interest-sensitive” stocks, such as financial services and real estate, continued to rebound strongly from their March lows. The prices of many of these companies are up 50% and a few have risen 100% in the last 6–7 months. For the most part, we are dealing with slow-growth businesses in these sectors. Thrifts (savings and loan companies) suffer from several competitive disadvantages. Large mortgage companies (Countrywide, Wells Fargo) can originate and service loans more efficiently. Fannie Mae and Freddie Mac have lower cost of funds and can finance mortgages more cheaply. Finally, thrifts depend on continuing to gather low cost deposits from relatively unsophisticated investors, and the competition for these funds is fierce.

However, when we were able to buy solid thrifts with very little credit risk at 5–8 times current earnings per share, we thought the risk/reward ratio was very good.

        Similarly, since real estate investment trusts like Host Marriott pay out most of their earnings in dividends, they have little to reinvest to grow their property portfolios. Thus, most of their growth comes from gradual price increases and improvements in occupancy, and it is difficult to expect more than about 5% per year growth in earnings and dividends. However, 5% growth with an 8–10% cash dividend yield suggests 13–15% average annual total returns. If we can buy the stocks at depressed prices and hold them until they return to “normal” valuation levels, we can enjoy additional appreciation.

        These “low expectation” stocks have returned to more normal levels over the past several months, so we would not expect further dramatic gains. However, all of them are growing modestly and most pay reasonable dividends, so we expect them to serve us well if the general market continues to punish “high expectation” stocks that disappoint.

Outlook

        Over the past several years, I have been complaining about a “two-tier” market in which a few popular growth stocks have attracted more than their share of investment capital, at the expense of the rest of the public companies. There are signs that the top tier is faltering, and that investors are looking to the second tier for bargains and places of refuge. This is positive for us.

        The correction that is underway could go on for several quarters (or years), and as unjust as it may seem, our cheap stocks may get cheaper—temporarily—in the process. However, I am optimistic about our portfolio, and I believe it will produce very reasonable returns for us over the years.

Sincerely, Wallace R. Weitz Portfolio Manager

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
September 30, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 80.0%
	Auto Services — 0.2%
173,000	Insurance Auto Auctions, Inc.*	$2,024,761	$2,800,438

	Banking — 22.1%
537,300	Astoria Financial Corp.	13,659,355	20,753,213
822,000	Commercial Federal Corp.	16,709,761	15,720,750
20,000	First Federal Bankshares, Inc.	200,000	173,750
2,928,400	Golden State Bancorp, Inc.	51,904,438	69,183,450
2,528,700	Greenpoint Financial Corp.	57,049,865	74,912,738
200,000	Local Financial Corp.*	1,876,869	1,900,000
2,929,000	North Fork Bancorporation, Inc.	50,424,842	63,339,625
243,000	Port Financial Corp.*	2,676,575	4,313,250
1,432,800	U.S. Bancorp	31,271,486	32,596,200
1,741,580	Washington Mutual, Inc.	49,171,691	69,336,654

		274,944,882	352,229,630

	Cable Television — 5.0%
2,342,595	Adelphia Communications Corp. CL A*	80,874,809	64,567,775
954,600	Insight Communications Co.*	13,284,573	15,154,275

		94,159,382	79,722,050

	Consumer Products and Services — 2.4%
435,000	American Classic Voyages Co.*	7,441,018	6,361,875
6,650	Lady Baltimore Foods, Inc. CL A	212,725	320,031
872,000	Protection One, Inc.*	4,389,808	1,199,000
1,940,000	Six Flags, Inc.*	35,695,127	30,070,000

		47,738,678	37,950,906

	Federal Agencies — 1.9%
622,300	USA Education, Inc.	22,397,127	29,987,081

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Financial Services — 7.0%
556,500	Allied Capital Corp.	$9,884,166	$11,547,375
108,500	American Capital Strategies, Ltd.	1,844,500	2,570,094
292	Berkshire Hathaway, Inc. CL A*	11,043,944	18,804,800
30,849	Berkshire Hathaway, Inc. CL B*	58,598,844	63,857,430
751,000	Imperial Credit Industries, Inc.*	10,380,151	1,196,906
187,200	The PMI Group, Inc.	5,321,896	12,682,800
60,000	United Panam Financial Corp.*	607,346	73,125

		97,680,847	110,732,530

	Information and Data Processing — 0.0%
175,000	Intelligent Systems Corp.	164,183	721,875

	Health Care — 0.2%
167,200	LabOne, Inc.	2,627,501	1,567,500
41,000	Lincare Holdings, Inc.*	1,014,735	1,176,187

		3,642,236	2,743,687

	Lodging and Gaming — 6.3%
1,406,500	Extended Stay America, Inc.*	8,689,060	18,636,125
145,000	Harrah’s Entertainment, Inc.*	2,120,444	3,987,500
4,084,800	Hilton Hotels Corp.	36,946,743	47,230,500
2,002,400	Park Place Entertainment Corp.*	16,467,700	30,286,300

		64,223,947	100,140,425

	Media and Entertainment — 4.5%
2,449,200	AT&T Corp. — Liberty Media Group A*	28,763,541	44,085,600
56,100	Daily Journal Corp.*	1,271,126	1,605,863
1,187,100	Valassis Communications, Inc.*	27,496,162	26,412,975

		57,530,829	72,104,438

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Mortgage Banking — 5.4%
2,220,200	Countrywide Credit Industries, Inc.	$68,441,206	$83,812,550
322,000	Resource Bancshares Mtg. Grp., Inc.	4,096,395	1,831,375

		72,537,601	85,643,925

	Printing Services — 0.6%
2,046,100	Mail-Well, Inc.*	20,287,562	9,079,569

	Real Estate and Construction — 2.2%
1,513,500	Catellus Development Corp.*	19,496,929	26,486,250
246,200	Forest City Enterprises, Inc. CL A	5,137,132	8,863,200

		24,634,061	35,349,450

	Real Estate Investment Trusts — 6.3%
400,000	Capital Automotive REIT	4,654,203	5,200,000
100,000	Dynex Capital, Inc.*	1,803,500	131,250
457,830	Fortress Investment Corp.	8,337,081	6,867,450
215,500	Hanover Capital Mortgage Holdings, Inc.	3,192,299	1,077,500
20,935	Healthcare Financial Partners Units**	2,088,266	1,777,381
6,319,500	Host Marriott Corp.	56,988,534	71,094,375
393,300	NovaStar Financial, Inc.*	6,103,300	1,524,037
800,352	Redwood Trust, Inc.	14,816,234	12,205,368

		97,983,417	99,877,361

	Restaurants — 0.6%
135,100	Applebee’s International, Inc.	3,087,479	3,107,300
33,100	CBRL Group, Inc.	436,565	475,813
226,800	Papa John’s International, Inc.*	5,079,600	5,684,175

		8,603,644	9,267,288

	Retail Discount — 1.4%
1,688,200	Consolidated Stores Corp.*	23,615,725	22,790,700

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Satellite Services — 0.3%
556,200	Orbital Sciences Corp.*	$7,575,833	$4,658,175

	Telecommunications — 10.9%
1,102,000	AT&T Corp.	34,887,683	32,371,250
491,692	Centennial Communications Corp.*	4,559,316	10,817,224
4,010,700	Citizens Communications Co.*	47,566,165	53,893,781
220,775	Corecomm, Ltd.*	675,989	1,752,402
630,700	Telephone and Data Systems, Inc.	40,027,815	69,818,490
61,100	United States Cellular Corp.*	3,347,245	4,277,000

		131,064,213	172,930,147

	Utilities — 2.7%
1,984,400	Western Resources, Inc.	41,447,147	42,912,650

	Total Common Stocks	1,092,256,075	1,271,642,325

	WARRANTS — 0.0%
370,000	NovaStar Financial, Inc., Expiring 2/03/01*	185,000	370

	CONVERTIBLE PREFERRED STOCKS — 0.2%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	3,312,167	2,855,000

Face
amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.9%
$10,000,000	Freddie Mac 5.0% 2/15/01	9,968,317	9,941,880
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,502,125	2,486,312
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	2,906,781

	Total U.S. Government and Agency Securities	15,470,442	15,334,973

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES — 18.4%
$65,438,495	Wells Fargo Government Money Market Fund	$65,438,495	$65,438,495
23,000,000	U.S. Treasury Bill 10/12/00	22,958,044	22,963,453
24,000,000	U.S. Treasury Bill 10/19/00	23,930,962	23,934,600
15,000,000	Freddie Mac Discount Note 10/31/00	14,920,000	14,921,940
30,000,000	Freddie Mac Discount Note 11/14/00	29,766,250	29,769,240
47,000,000	U.S. Treasury Bill 11/24/00	46,573,762	46,586,212
25,000,000	Fannie Mae Discount Note 11/30/00	24,733,750	24,736,150
25,000,000	Federal Home Loan Bank Discount Note 12/08/00	24,699,667	24,701,300
20,000,000	Fannie Mae Discount Note 1/10/01	19,642,011	19,643,880
20,000,000	U.S. Treasury Bill 1/11/01	19,659,150	19,662,220

	Total Short-Term Securities	292,322,091	292,357,490

	Total Investments in Securities	$1,403,545,775	1,582,190,158

	Other Assets Less Liabilities — 0.5%		7,906,924

	Total Net Assets — 100%		$1,590,097,082

	Net Asset Value Per Share		$20.24

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)

Assets:
Investment in securities at value (cost $1,403,545,775)	$1,582,190,158
Accrued interest and dividends receivable	3,266,147
Receivable for securities sold	14,981,388
Other	10,495

Total assets	1,600,448,188

Liabilities:
Due to adviser	1,384,598
Payable for securities purchased	8,835,462
Other expenses	131,046

Total liabilities	10,351,106

Net assets applicable to outstanding capital stock	$1,590,097,082

Net assets represented by:
Paid-in capital (note 4)	1,362,914,643
Accumulated undistributed net investment income	11,923,293
Accumulated undistributed net realized gains	36,614,763
Net unrealized appreciation of investments	178,644,383

Total representing net assets applicable to shares outstanding	$1,590,097,082

Net asset value per share of outstanding capital stock (78,581,199 shares outstanding)	$20.24

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Operations
Six months ended September 30, 2000
(Unaudited)

Investment income:
Dividends	$12,350,294
Interest	7,526,505

Total investment income	19,876,799

Expenses:
Investment advisory fee	6,959,807
Administrative fee	614,345
Directors fees	13,768
Other expenses	355,382

Total expenses	7,943,302

Net investment income	11,933,497

Realized and unrealized gain on investments:
Net realized gain on securities	36,755,601
Net unrealized appreciation of investments	112,860,788

Net realized and unrealized gain on investments	149,616,389

Net increase in net assets resulting from operations	$161,549,886

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Changes in Net Assets

	Six months
	ended	Three months
	Sept. 30, 2000	ended	Year ended
	(Unaudited)	March 31, 2000	Dec. 31, 1999

Increase in net assets:

From operations:
Net investment income	$11,933,497	$5,100,226	$11,552,611
Net realized gain	36,755,601	25,920,563	61,757,740
Net unrealized appreciation (depreciation)	112,860,788	(50,042,071)	45,164,375

Net increase (decrease) in net assets resulting from operations	161,549,886	(19,021,282)	118,474,726

Distributions to shareholders from:
Net investment income	(5,107,031)	(11,435,772)	(815,990)
Net realized gains	(46,386,518)	(41,294,888)	(22,157,574)

Total distributions	(51,493,549)	(52,730,660)	(22,973,564)

Capital share transactions:
Proceeds from sales	332,340,764	301,732,773	959,615,383
Payments for redemptions	(141,274,101)	(179,222,698)	(222,923,670)
Reinvestment of distributions	47,345,599	47,496,370	18,849,624

Total increase from capital share transactions	238,412,262	170,006,445	755,541,337

Total increase in net assets	348,468,599	98,254,503	851,042,499

Net assets:
Beginning of period	1,241,628,483	1,143,373,980	292,331,481

End of period (including undistributed income of $11,923,293 and $5,096,828, respectively)	$1,590,097,082	$1,241,628,483	$1,143,373,980

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months		Three months
	ended		ended	Year ended December 31,
	Sept. 30, 2000		March 31,
	(Unaudited)		2000**	1999	1998	1997	1996	1995

Net asset value, beginning of period	$18.75		$20.02	$17.68	$15.45	$11.52	$10.38	$8.28

Income (loss) from investment operations:
Net investment income	0.35		0.08	0.21	0.06	0.13	0.06	0.08
Net gains or losses on securities (realized and unrealized)	2.79		(0.43)	3.42	4.00	4.33	1.93	3.11

Total from investment operations	3.14		(0.35)	3.63	4.06	4.46	1.99	3.19

Less distributions:
Dividends from net investment income	(0.27)		(0.20)	(0.05)	(0.16)	—	(0.06)	(0.24)
Distributions from realized gains	(1.38)		(0.72)	(1.24)	(1.67)	(0.53)	(0.79)	(0.85)

Total distributions	(1.65)		(0.92)	(1.29)	(1.83)	(0.53)	(0.85)	(1.09)

Net asset value, end of period	$20.24		$18.75	$20.02	$17.68	$15.45	$11.52	$10.38

Total return	12.1%	†	(1.8% )†	22.1%	29.1%	40.6%	19.2%	38.7%

Ratios/ supplemental data:
Net assets, end of period ($000)	$1,590,097		$1,241,628	$1,143,374	$292,331	$133,737	$94,846	$73,781
Ratio of expenses to average net assets	1.14%	*	1.19% *	1.24%	1.25%	1.24%	1.23%	1.27%
Ratio of net investment income to average net assets	1.71%	*	1.77% *	1.57%	0.34%	1.11%	0.51%	0.82%
Portfolio turnover rate	13%	†	5% †	29%	36%	30%	37%	51%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Notes to Financial Statements
September 30, 2000
(Unaudited)

(1) Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) Significant Accounting Policies

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six month period ended September 30, 2000, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the “Distributor”) to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2000.

Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. During the six months ended September 30, 2000, the fee was calculated at an average annual rate of .09%, of the Fund’s average daily net assets.

The Distributor received no compensation for distribution of the Fund’s shares.

(4) Capital Stock

The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended	Three months
	Sept. 30, 2000	ended	Year ended
	(Unaudited)	March 31, 2000	Dec. 31, 1999

Transactions in shares:

Shares issued	17,246,482	16,612,167	51,129,522

Shares redeemed	(7,394,253)	(10,024,543)	(11,692,545)

Reinvested dividends	2,517,044	2,526,403	1,122,147

	12,369,273	9,114,027	40,559,124

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $225,390,882 and $151,092,623, respectively. The cost of investments for Federal income tax purposes is $1,403,601,945. At September 30, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $250,965,411 and $72,377,198 respectively.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of
	Shares or
	Units Held	Value
	Sept. 30, 2000	Sept. 30, 2000	Dividend	Realized
Name of Issuer	(Unaudited)	(Unaudited)	Income	Gains/(Losses)

NovaStar Financial, Inc.	393,300	$1,524,037	$—	$—

NovaStar Financial, Inc., Warrants Expiring 2/03/01	370,000	370	—	—

NovaStar Financial, Inc., 7% Pfd. Class B Cumulative	500,000	2,855,000	122,500	—

Redwood Trust, Inc.	800,352	12,205,368	656,289	—

		$16,584,775	$778,789	$—

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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